UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 18, 2013

CBS Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:  (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On March 18, 2013, CBS Corporation (the “Company) amended and restated its unsecured $2.0 billion revolving credit agreement, which now expires in March 2018.  The Amended and Restated $2.0 Billion Credit Agreement (the “Agreement”) was executed by the Company, CBS Operations Inc., and a syndicate of financial institutions, including JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities Inc., Morgan Stanley MUFG Loan Partners, LLC, The Royal Bank of Scotland plc, UBS Loan Finance LLC and Wells Fargo Bank, N.A., as co-documentation agents.

The Agreement amends and restates the Company’s previous unsecured $2.0 billion revolving credit agreement dated March 16, 2011, which was due to expire in March 2015.  The Agreement contains provisions substantially similar to those in the Company’s previous credit agreement, including customary representations, warranties and covenants, including a maximum Consolidated Leverage Ratio.  CBS Operations Inc. acts as guarantor for the Agreement and the Company may designate subsidiary borrowers thereunder for which the Company will act as guarantor.  Borrowing rates are generally based on the London Interbank Offer Rate or the prime rate in the United States plus applicable margins. The Company pays a commitment fee based on the average daily unused commitments under the Agreement.  The Agreement may be used for general corporate purposes.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Some of the financial institutions party to the Agreement and their respective affiliates have performed, and/or may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for the Company and its subsidiaries for which they have received, and/or will receive, customary fees and commissions.

Item 2.03    Creation of a Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.          The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Amended and Restated $2.0 Billion Credit Agreement dated March 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Joseph R. Ianniello
	Name:	Joseph R. Ianniello
	Title:	Executive Vice President and Chief Financial Officer

Date:  March 21, 2013

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Amended and Restated $2.0 Billion Credit Agreement dated March 18, 2013.